Exhibit 10.3

EXECUTION VERSION

AMENDMENT NO. 1 TO TRANSACTION AGREEMENT

This AMENDMENT NO. 1 TO TRANSACTION AGREEMENT, dated as of April 23, 2021 (this “Amendment”), is entered into by and among Total Produce plc, a company incorporated in Ireland, Total Produce USA Holdings Inc., a Delaware corporation, Dole Limited (formerly known as Pearmill Limited and to be renamed Dole plc), a company incorporated in Ireland, TP-Dole Merger Sub, LLC, a Delaware limited liability company, DFC Holdings, LLC, a Delaware limited liability company, The Murdock Group, LLC, a California limited liability company, Castle & Cooke Holdings, Inc., a Delaware corporation, and Dolicious Corporation, a Nevada corporation (collectively, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Transaction Agreement, dated as of February 16, 2021 (the “Transaction Agreement”), by and among the Parties.

RECITALS

WHEREAS, Section 12.4 of the Transaction Agreement provides that an amendment of the Transaction Agreement shall be binding if evidenced in a writing duly executed by each of the Parties; and

WHEREAS, the Parties desire to amend the Transaction Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Amendment, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

AGREEMENT

1. Amendment to Section 4.1. Section 4.1 of the Transaction Agreement is hereby amended and restated in its entirety as follows:

Immediately prior to the Merger Effective Time, the C&C Parties shall sell to TP USA:

(a)

A number of Class A DFC Holdings Units with an aggregate value of $25,000,000 (based on the value of Class A DFC Holdings Units implied by the IPO Price) in exchange for a promissory note issued by TP USA in favor of TMG in a capital amount of $25,000,000 (the “TP USA Promissory Note”); and

(b)

A number of Class A DFC Holdings Units with an aggregate value equal to the value of the Pending Claims as of immediately prior to the Closing (based on the value of Class A DFC Holdings Units implied by the IPO Price) in satisfaction of the Pending Claims (the sales described in clauses (a) and (b), collectively, the “Pre-Closing Unit Sales”).

2. Amendment to Section 6. Section 6 of the Transaction Agreement is hereby amended and restated in its entirety as follows:

Immediately following Completion,

(a)	DFC Holdings shall cause Dole OpCo to distribute the C&C Promissory Note as a dividend to DFC Holdings;

(b)	Immediately thereafter, DFC Holdings shall distribute the C&C Promissory Note as a dividend to TP USA; and

(c)

Immediately thereafter, TP USA shall transfer the C&C Promissory Note to TMG in full satisfaction of the TP USA Promissory Note (the actions set forth in clauses (a)-(c), collectively, the “Distributions and Transfers”).

3. Amendment to Section 8.1(b). Section 8.1(b) of the Transaction Agreement is hereby deleted in its entirety.

4. Amendment to Section 8.7(j). The second sentence of Section 8.7(j) of the Transaction Agreement is hereby amended and restated as follows:

The C&C Parties shall bear Transfer Taxes, if any, incurred in connection with the (i) Pre-Closing Unit Sales and (ii) Distributions and Transfers.

5. Amendment to Section 8.7(k). The third sentence of Section 8.7(k) of the Transaction Agreement is hereby deleted in its entirety.

6. Amendment to Section 8.9. The first sentence of Section 8.9 of the Transaction Agreement is hereby amended and restated as follows:

The Parties acknowledge and agree that, from and after the date of this Agreement until Completion or, if earlier, the termination of this Agreement pursuant to Clause 11.1, the DFC Holdings LLC Agreement and the Dole OpCo Bylaws shall continue in full force and effect in accordance with their respective terms and, accordingly, certain actions relating to the operations of DFC Holdings and Dole OpCo shall remain subject to a Majority Vote or Supermajority Vote pursuant to the DFC Holdings LLC Agreement or the Dole OpCo Bylaws, as applicable.

7. Amendments to Annex A.

(a)

The definitions of “Aircraft,” “Aircraft Appraisal Value,” “Flight Operations Equity,” “TP USA Promissory Note 1” and “TP USA Promissory Note 2” in Annex A to the Transaction Agreement are each deleted in their entirety.

(b)	The definition of “Pre-Closing Unit Sales” in Annex A to the Transaction Agreement is hereby amended and restated in its entirety as follows:

“Pre-Closing Unit Sales” shall have the meaning given to that term in Clause 4.1(b);

(c)

The definition of “TP USA Promissory Notes” in Annex A to the Transaction Agreement, and all references to “TP USA Promissory Notes” in the Transaction Agreement, shall hereafter be deemed to mean “TP USA Promissory Note.”

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8. Certain Approvals. Notwithstanding anything to the contrary in the DFC Holdings LLC Agreement or the Dole OpCo Bylaws, the C&C Parties hereby agree to, and to cause their designees on the Board of Managers of DFC Holdings and the Board of Directors of Dole OpCo to, (a) vote in favor of (in person, by proxy or by action by written consent, as applicable) any action proposed to be taken by DFC Holdings, Dole OpCo or their respective subsidiaries regarding the matters described in Section 4.6(q) of the DFC Holdings LLC Agreement and Section 3.13.17 of the Dole OpCo Bylaws, as applicable, and (b) take such other action in support of such matters as shall reasonably be requested by TP USA.

9. No Other Modification. The Parties acknowledge and agree that the Transaction Agreement is being amended only as stated herein, and no other amendments to the Transaction Agreement, express or implied, are, or have been intended to be, made by the undersigned, and, except as expressly provided herein, the Transaction Agreement shall remain in full force and effect in accordance with its terms and conditions.

10. Miscellaneous. The provisions of Section 12 of the Transaction Agreement are incorporated herein by reference and shall apply to this Amendment as if set forth in full herein.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

TOTAL PRODUCE PLC

By:	/s/ Carl McCann
Name: Carl McCann
Title: Director

[Signature Page to Amendment No. 1 to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

DOLE LIMITED

By:	/s/ Carl McCann
Name: Carl McCann
Title: Director

[Signature Page to Amendment No. 1 to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

TOTAL PRODUCE USA HOLDINGS INC.

By:	/s/ Carl McCann
Name: Carl McCann
Title: President

[Signature Page to Amendment No. 1 to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

TP-DOLE MERGER SUB, LLC

By:	/s/ Carl McCann
Name: Carl McCann
Title: President

[Signature Page to Amendment No. 1 to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

DFC HOLDINGS, LLC

By:	/s/ Johan Lindén
Name: Johan Lindén
Title: President and Chief Executive Officer

By:	/s/ Jared Gale
Name: Jared Gale
Title: Vice President, General Counsel and Corporate Secretary

[Signature Page to Amendment No. 1 to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

THE MURDOCK GROUP, LLC

By:	/s/ Gary Wong
Name: Gary Wong
Title: President, Chief Financial Officer and Treasurer

By:	/s/ Ryan Gores
Name: Ryan Gores
Title: Vice President, General Counsel and Secretary

CASTLE & COOKE HOLDINGS, INC.

By:	/s/ Gary Wong
Name: Gary Wong
Title: President, Chief Financial Officer and Treasurer

By:	/s/ Ryan Gores
Name: Ryan Gores
Title: Vice President, General Counsel and Secretary

DOLICIOUS CORPORATION

By:	/s/ Gary Wong
Name: Gary Wong
Title: President, Chief Financial Officer and Treasurer

By:	/s/ Ryan Gores
Name: Ryan Gores
Title: Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 1 to Transaction Agreement]